iShares®

iShares Trust

Supplement dated August 26, 2019 (the “Supplement”)

to the Statements of Additional Information (“SAIs”) for the

iShares 10+ Year Investment Grade Corporate Bond ETF (LLQD),

iShares 5-10 Year Investment Grade Corporate Bond ETF (MLQD),

iShares Adaptive Currency Hedged MSCI Eurozone ETF (DEZU),

iShares Adaptive Currency Hedged MSCI Japan ETF (DEWJ) and

iShares Edge MSCI Min Vol Asia ex Japan ETF (AXJV)

(each, a “Fund” and together, the “Funds”)

The information in this Supplement updates the information in, and should be read in conjunction with, the SAI for each Fund.

The Funds have liquidated effective August 26, 2019. All references to the Funds in the SAIs are hereby removed.

If you have any questions, please call 1-800-iShares (1-800-474-2737).

iShares® is a registered trademark of BlackRock Fund Advisors and its affiliates.    IS-A-FC-0819

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